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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2001
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                           ATHEY PRODUCTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       Delaware                         1-2723                   36-0753480
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


      1839 South Main Street
    Wake Forest, North Carolina                                 27587-9289
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 919-556-5171
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.   Other Events.

     On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division.

     A copy of Athey's Report of Substantial Consummation of Plan of Reorganization dated April 30, 2001, as amended June 11, 2001, is attached to this Current Report on Form 8-K as Exhibit 99.1. Any financial information in this exhibit is unaudited and has not been reviewed by an independent accountant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number                  Description
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99.1                            Debtor's Report of Substantial
                                Consummation of Plan of
                                Reorganization dated April 30, 2001,
                                as amended June 11, 2001



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ATHEY PRODUCTS CORPORATION

Date: December 20, 2001                           /s/ John A. Northen
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                                             By:  John A. Northen
                                             Its: Disbursing Agent